United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 25, 2017

Date of Report (Date of earliest event reported)

CM Seven Star Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	333-220510	N/A

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1003-1004, 10/F, ICBC Tower Three Garden Road, Central, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 6358 5597

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 25, 2017, the registration statement (File No. 333-220510) (the “Registration Statement”) relating to the initial public offering (“IPO”) of CM Seven Star Acquisition Corporation (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated October 25, 2017, by and between the Company and EarlyBirdCapital, Inc. (“EBC”), as representative of the underwriters;

●	A Warrant Agreement, dated October 25, 2017, by and between the Company and Continental Stock Transfer & Trust Company;

●	A Rights Agreement, dated October 25, 2017, by and between the Company and Continental Stock Transfer & Trust Company;

●	Letter Agreements, dated October 25, 2017, by and between the Company and each of the initial shareholders, officers and directors of the Company;

●	An Investment Management Trust Agreement, dated October 25, 2017, by and between the Company and Continental Stock Transfer & Trust Company;

●	A Stock Escrow Agreement, dated as of October 25, 2017, by and among the Company, Continental Stock Transfer & Trust Company and each of the initial shareholders of the Company; and

●	A Registration Rights Agreement, dated October 25, 2017, by and among the Company, the initial shareholders of the Company and EBC.

Item 8.01. Other Events.

A copy of the press releases issued by the Company announcing the pricing of the IPO is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 25, 2017, by and between the Registrant and EarlyBirdCapital, Inc.

4.5	Warrant Agreement, dated October 25, 2017, by and between Continental Stock Transfer & Trust Company and the Registrant

4.6	Rights Agreement, dated October 25, 2017, by and between Continental Stock Transfer & Trust Company and the Registrant

10.1	Form of Letter Agreement by and between the Registrant and each of the initial shareholders, officers and directors of the Registrant

10.2	Investment Management Trust Account Agreement, dated October 25, 2017, by and between Continental Stock Transfer & Trust Company and the Registrant

10.3	Stock Escrow Agreement, dated October 25, 2017, among the Registrant, Continental Stock Transfer & Trust Company and the initial stockholders

10.4	Registration Rights Agreement, dated October 25, 2017, among the Registrant, Continental Stock Transfer & Trust Company and the initial shareholders

99.1	Press Release dated October 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2017

CM SEVEN STAR ACQUISITION CORPORATION

By:	/s/ Bing Lin
Name: Bing Lin
Title: Chief Executive Officer